Exhibit 10.1

TERMINATION AGREEMENT

This Termination Agreement is entered into as of June 30, 2006 by and between Coming Home Studios, LLC (“CHS”) located at 5540 Hollywood Boulevard, Hollywood, California 90028 and SRS Labs, Inc. (“SRS”) located at 2909 Daimler Street, Santa Ana, CA. 92705 with reference to the following:

A.            On June 16, 2004, CHS and SRS formed CHS/SRS, LLC as a limited liability company (the “Company”) to produce and distribute six concert DVDs by Duran Duran, Godsmack, Boz Scaggs and All Access (the “Concert Videos”).

B.            Pursuant to the Operating Agreement of the Company dated as of September 23, 2004 between CHS and SRS (the “Operating Agreement”), CHS was appointed Manager of the Company.

C.            CHS was removed as Manager of the Company and SRS was appointed Manager pursuant to unanimous written consent of the Members dated July 18, 2005, and SRS has been acting as Manager since such date.

D.            SRS is willing to sell and CHS is willing to purchase all of SRS Membership Interest in the Company representing a 50% equity interest in the Company (the “Membership Interest”) upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein the parties agree as follows:

I.
PURCHASE OF MEMBERSHIP INTEREST

Section 1.01.          Terms of the Purchase.

On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement:

(a)           At the Closing (as defined in Section 1.02), SRS will sell, assign, transfer, and convey to CHS the Membership Interest for the following consideration:

(i)            $200,000 cash, $50,000 (the “Deposit”) of which shall be paid upon execution of this Agreement and $150,000 to be paid on the Closing;

(ii)           All cash held in the Company’s accounts as of the Closing;

(iii)          All proceeds, including accounts receivable, accrued from the sale of the Duran Duran Live in London Concert Video (the “Duran Duran Payments”) through December 31, 2005; and

(iv)          All proceeds, including accounts receivable, accrued from the sale of the Godsmack Changes DVD through December 31, 2005 and payable to the Company as of the Closing Date, but not received by the Company (the “Godsmack Payments”) because such proceeds are (i) not yet due to be paid to the Company; or (ii) have been withheld by Rounder Records because of the CHS cross-collateralization arrangement with Rounder.

(b)           CHS will pay the Duran Duran Payments and the Godsmack Payments to SRS on the Closing by delivery of a promissory note in the total amount of One Hundred and Seventy Five Thousand Dollars ($175,000) (the “Note”) to be secured by the Concert Videos. The Note shall be due on the sixth month anniversary of the Closing and be payable as follows::

(i)            20% of the proceeds from the sale of all of the Concert Videos from January 1, 2006 through the Maturity Date will be paid directly by the distributors to SRS in respect of the Note, with the remaining 80% to be paid to CHS;

(ii)           If the Note has not been repaid in full by the Maturity Date, all of the proceeds from the sale of the Concert Videos will be paid directly to SRS by distributors from the Maturity Date until the Note is paid in full; and

(iii)          If any investor makes an equity investment into CHS or an affiliate thereof while any obligations under the Note are outstanding, all of the proceeds of the equity investment will be used to pay the outstanding obligations under the Note until it is paid in full.

The Note shall be in form and substance acceptable to SRS.

(c)           Notwithstanding anything herein to the contrary, CHS shall be entitled to all payments from the liquidation of reserves with respect to the Concert Videos.

Section 1.02.          The Closing. The closing of the transactions contemplated hereby  (the “Closing”) shall take place at a location mutually agreeable to both the CHS and SRS no later than June 30, 2006. If the Closing does not occur by June 30, 2006 (unless such date is extended by mutual agreement) through no fault of SRS, SRS shall have the right to terminate this Agreement and retain the Deposit as liquidated damages. If SRS is unable to close through no fault of CHS, SRS shall return the Deposit to CHS. Effective as of the Closing, SRS will resign as manager of the Company.

Section 1.03.          Deliveries. At the Closing, SRS shall deliver to CHS all documentation in its possession or under its control relating to the Company and transfer all accounts of the Company to CHS.

II.
REPRESENTATIONS AND WARRANTIES

A.            SRS represents and warrants to CHS as follows:

Section 2.01.          Authority. SRS has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of SRS have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by SRS, constitutes the legal, valid, and binding obligation of SRS, and is enforceable as to SRS in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by SRS for the execution, delivery, or performance of this Agreement thereby. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which SRS is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of SRS to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the limited partnership agreement (or other governing document) of SRS or any subsidiary thereof, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on SRS or any subsidiary thereof or to which any of their respective businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on SRS and its subsidiaries taken as a whole.

Section 2.02.          Ownership. The Membership Interest is owned of record and beneficially by SRS free and clear of any security interest, pledge, mortgage, lien (including, without limitation, tax liens), charge, encumbrance, adverse claim, preferential arrangement or similar restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.  The Membership Interest is not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein.

B.            CHS represents and warrants to SRS as follows:

Section 2.03.          Authority. CHS has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of CHS have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by CHS, constitutes the legal, valid, and binding obligation of CHS, and is enforceable as to CHS in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by CHS for the execution, delivery, or performance of this Agreement thereby. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which CHS is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive before this Agreement was executed under, or create any obligation on the part of CHS to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the limited partnership agreement (or other governing document) of CHS or any subsidiary thereof, or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on CHS or any subsidiary thereof or to which any of their respective businesses, properties, or assets are subject, which violation or breach would have a material adverse effect on CHS and its subsidiaries taken as a whole.

Section 2.04.          Nature of Membership Interest. CHS understands that the Membership Interest is a “restricted security” and has not been registered under the Securities Act or any applicable state securities law. CHS is acquiring the Membership Interest as principal for its own account and not with a view to or for distributing or reselling such Membership Interest or any part thereof in violation of the Securities Act of 1933, as amended or any applicable state securities law.

III.
INDEMNIFICATION

CHS shall indemnify SRS from any and all liabilities of any kind in respect of SRS’ service as Manager of the Company, consistent with and only to the extent of the Company’s indemnification obligations under Section 10.1 of the Operating Agreement.

IV.
MISCELLANEOUS

Section 4.01.          Further Actions. At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

Section 4.02.          Availability of Equitable Remedies.  Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the date of the execution and delivery hereof, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

Section 4.03.          Survival. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the Closing and any transfer of the Membership Interest to CHS, irrespective of any investigation made by or on behalf of any party.

Section 4.04.          Modification. This Agreement set forth the entire understanding of the parties with respect to the subject matter hereof supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

Section 4.05.          Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States) or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 4.05) with a copy to each of the other parties hereto. Any notice given to any corporate party shall be addressed to the attention of the Corporate Secretary. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 4.05. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 3.05 shall be deemed given at the time of receipt thereof. A copy of any and all notices to CHS shall be delivered in accordance with this section to Troy & Gould, 1801 Century Park East, 16th Floor, Los Angeles, California 90078, Attention: David Ficksman.

Section 4.06.          Waiver. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

Section 4.07.          Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of CHS and SRS and their respective successors and assigns.

Section 4.08.          No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

Section 4.09.          Separability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Section 4.10.          Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

Section 4.11.          Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of California, without giving effect to conflict of laws.  Each of the parties hereto hereby irrevocably submits to the jurisdiction of any court of the State of California or the United States District Court located in Los Angeles or Orange County, California for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against any party hereto and (i) hereby irrevocably agrees that all claims in respect of any such suit, action, or proceeding may be heard and determined in any such court and (ii) to the extent that any party has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, such party hereby waives, to the fullest extent permitted by law, such immunity. Each party hereto hereby waives, and agrees not to assert in any such suit, action, or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) such party is not personally subject to the jurisdiction of any such court, (b) such party is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to such party’s property or (c) any such suit, action, or proceeding is brought in an inconvenient forum.

Section 4.12.          Marketing Agreement. The Strategic Alliance Agreement between SRS and CHS will be amended to provide:

•                                          extension to July 9, 2011;

•                                          that SRS, on a non-exclusive basis, promote the sale, licensing or distribution of any of the DVDs in the CHS library, including without limitation the Concert Videos, with SRS to be paid an 18% commission on any revenues generated in respect of such DVDs by SRS marketing efforts; and

•                                          SRS will retain a non-exclusive, no-fee license to use all or any part of the content of any of the Concert Videos in SRS’ promotional marketing efforts for its technology or business.

The amendment shall be in form and substance acceptable to the parties.

Section 4.13.          Dissolution. Within thirty days of the Closing, CHS will take all necessary steps to dissolve the Company and will provide SRS with copies of the documentation confirming such dissolution.

Section 4.14.          Disclosure. The parties agree that no press release or other public disclosure concerning the subject matter of this Agreement shall  be made without advance written approval of SRS. Notwithstanding the above, SRS shall have the right to make any public disclosures required by law or deemed necessary by SRS in its sole discretion and in such event will use reasonable efforts to allow CHS an opportunity to provide comments to any  press release.

Section 4.15.          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

SRS LABS, INC.

By:
Name:
Title:

COMING HOME STUDIOS, LLC

By:
Name:
Title: